EXHIBIT 32
                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of Frankfort First Bancorp, Inc., (the "small business issuer") hereby certify that this Quarterly Report on Form
10-QSB for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.


                           By:       /s/  Don D. Jennings
                              --------------------------------------------
                              Name:    Don Jennings
                              Title:   President and Chief Executive Officer



                           By:       /s/  R. Clay Hulette
                              --------------------------------------------
                              Name:    R. Clay Hulette
                              Title:   Vice President and Chief Financial
                                       Officer

Date: November 13, 2003